                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): May 20, 1997
                                                        ------------


                         First Alliance Mortgage Company
                                  on behalf of
                    First Alliance Mortgage Loan Trust 1997-1
                    -----------------------------------------
                 name of registrant as specified in its charter)


         New York                      033-99604                 Applied for
----------------------------      ------------------         ------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


                       c/o First Alliance Mortgage Company
                            Attention: Mark K. Mason
              Executive Vice President and Chief Financial Officer
                             17305 Von Karman Avenue
                              Irvine, CA 92614-6203
                               Address of Servicer
                ------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: (714)224-8500




                                 Not Applicable
--------------------------------------------------------------------------------
             name or former address, if changed since last report.)

Item 5.      Other Events.

       Information relating to the distributions to Certificateholders for the May 1997 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1997-1, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between First Alliance Mortgage Company as Servicer, and Chase Manhattan Bank, as trustee.


Item 7.      Exhibit.

      Monthly Report for the May 1997 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1997-1, Class A issued by the First Alliance Mortgage Loan Trust 1997-1.


------------------------------------------------------------------------------------------------------------------------------------
                                                  FIRST ALLIANCE MORTGAGE COMPANY
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
====================================================================================================================================

DISTRIBUTION:                          20-May-97



              ORIGINAL         BEGINNING                                                    ENDING        ENDING
            CERTIFICATE       CERTIFICATE      PRINCIPAL     INTEREST        TOTAL        CERTIFICATE    PRINCIPAL        SUBORD.
  CLASS       BALANCE           BALANCE      DISTRIBUTION  DISTRIBUTION   DISTRIBUTION      BALANCE       BALANCE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
   A-1      24,500,000.00    24,275,741.16     83,647.40    145,654.45    229,301.85   24,192,093.76   24,294,646.91    102,553.15

   A-2      48,500,000.00    48,005,474.52    443,300.59    230,866.33    674,166.92   47,562,173.93   47,815,318.87    253,144.94

    R        N/A                  N/A               0.00          0.00          0.00        N/A             N/A             N/A







------------------------------------------------------------------------------------------------------------------------------------

  TOTALS    73,000,000.00    72,281,215.68    526,947.99    376,520.78    903,468.77   71,754,267.69   72,109,965.78
------------------------------------------------------------------------------------------------------------------------------------





                    FACTOR  INFORMATION   PER $1,000                                                     PASS THRU RATES



                                              ENDING
              PRINCIPAL       INTEREST      CERTIFICATE                                                     ORIG PASS    CURR PASS
  CLASS     DISTRIBUTION    DISTRIBUTION      BALANCE                                         CLASS         THRU RATE    THRU RATE
------------------------------------------------------------------------------------------------------------------------------------

   A-1       3.41417959       5.94507959     987.43239837                                      A-1            7.20000%   7.20000%

   A-2       9.14021835       4.76013052     980.66338000                                      A-2            5.89000%   5.97000%

    R           N/A              N/A             N/A                                             R              N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  FIRST ALLIANCE MORTGAGE COMPANY
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
------------------------------------------------------------------------------------------------------------------------------------




DISTRIBUTION:                          20-May-97


                                        --------------------------------------------------------------------------------------------
                                                            PREPAID
SEC. 7.8(a  TOTAL PRIN DISTRIBUTION          SCH. PRIN.    INSTALLMENTS  PREPAYMENTS  LIQUIDATIONS    SUB. INCREASE    SUB RED.
                                        --------------------------------------------------------------------------------------------
            CLASS A-1 DISTRIBUTION          13,756.38            0.00    18,941.64         0.00        50,949.38         0.00
            CLASS A-2 DISTRIBUTION          27,481.58            0.00   306,901.56         0.00       108,917.45         0.00
                                        --------------------------------------------------------------------------------------------

SEC. 7.8(a  CLASS A-1 INSURED PAYMENT             0.00
            CLASS A-2 INSURED PAYMENT             0.00

SEC. 7.8(a  CODE INFORMATION                      NONE

                                                          GROUP I       GROUP II
                                                          -------       --------
SEC. 7.8(a  LOAN PURCHASE PRICES                            0.00           0.00
            SUBSTITUTION AMOUNTS                            0.00           0.00

SEC. 7.8(a  SUBORDINATION REDUCTION AMOUNT                  0.00           0.00

SEC. 7.8(a  CURRENT REALIZED LOSSES                         0.00           0.00
            CUMULATIVE REALIZED LOSSES                      0.00           0.00

SEC. 7.8(a  LOANS BOUGHT PURSUANT TO
            SECTION 3.4, 3.6 AND 8.10                       0.00           0.00

SEC. 7.8(a  GROUP II AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT              0.00


                                                      CLASS A-1      CLASS A-2
                                                      ---------      ---------
SEC. 7.8(a POOL FACTOR                               0.98743240      0.98066338

                            ---------------------------------------------------------------------
SEC. 7.8(b GROUP I                PERIOD           NUMBER        PRIN. BALANCE       PERCENTAGE
                            ---------------------------------------------------------------------
           DELINQUENCIES        31 - 60 DAYS          1           108,490.00            0.45%
                                61 - 90 DAYS          0                 0.00            0.00%
                                  91+ DAYS            0                 0.00            0.00%
                            ---------------------------------------------------------------------


                            ---------------------------------------------------------------------
           GROUP II               PERIOD           NUMBER        PRIN. BALANCE       PERCENTAGE
                            ---------------------------------------------------------------------
           DELINQUENCIES        31 - 60 DAYS          0                 0.00            0.00%
                                61 - 90 DAYS          0                 0.00            0.00%
                                  91+ DAYS            0                 0.00            0.00%
                            ---------------------------------------------------------------------


                                                -----------------------------------------------
SEC. 7.8(b  LOANS IN FORECLOSURE                                    GROUP I
                                                -----------------------------------------------
           (Included in Delinquencies above)        NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0                0.00             0.00%
                                                -----------------------------------------------

                                                -----------------------------------------------
                                                                    GROUP II
                                                -----------------------------------------------
                                                    NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0                0.00             0.00%
                                                -----------------------------------------------


                                                -----------------------------------------------
SEC. 7.8(b  LOANS IN BANKRUPTCY                                     GROUP I
                                                -----------------------------------------------
           (Included in Delinquencies above)        NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0                0.00             0.00%
                                                -----------------------------------------------

                                                -----------------------------------------------
                                                                    GROUP II
                                                -----------------------------------------------
                                                    NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0                0.00             0.00%
                                                -----------------------------------------------




                                                -----------------------------------------------
SEC. 7.8(b  REO PROPERTIES                                          GROUP I
                                                -----------------------------------------------
           (Not included in Delinquencies above)    NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0                0.00             0.00%
                                                -----------------------------------------------

                                                -----------------------------------------------
                                                                    GROUP II
                                                -----------------------------------------------
                                                    NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0                0.00             0.00%
                                                -----------------------------------------------


                                                    GROUP I       GROUP II
                                                    -------       --------
SEC. 7.8(b  ENDING AGGREGATE LOAN BALANCE        24,294,646.91  47,815,318.87
            ENDING INITIAL MORTGAGE LOANS                  N/A            N/A
            ENDING SUBSEQUENT MORTGAGE LOANS               N/A            N/A


SEC. 7.8(b  BOOK VALUE OF REO PROPERTY              GROUP I       GROUP II
                                                    -------       --------
                                                      0.00           0.00


            SERVICING FEE                           GROUP I       GROUP II
                                                    -------       --------
                                                  10,136.45      20,062.45

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       First Alliance Mortgage Loan Trust 1997-1
                                       -----------------------------------------
                                                   (Registrant)

                                 By:     First Alliance Mortgage Company
                                       -----------------------------------------
                                                     (Servicer)

Date:  May 20, 1997              By:    /s/ Mark K. Mason
      --------------                   -----------------------------------------


                                 Name:      Mark K. Mason
                                       -----------------------------------------

                                         Executive Vice President and
                                 Title:    Chief Financial Officer
                                       -----------------------------------------